BlackRock FundsSM

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock Energy Opportunities Fund

BlackRock International Dividend Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund

BlackRock Advantage Large Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 8, 2021 to the Service Shares Summary Prospectus and Prospectus and the

Statement of Additional Information of each Fund

Effective on or about the close of business on July 6, 2021, as specified below, all of the issued and outstanding shares of certain share classes of the Funds (the “Original Shares”) will be converted into other existing share classes of the Funds (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have equal net expense ratios, including equal shareholder servicing fees payable under the applicable Fund’s 12b-1 plan, to the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Please refer to the applicable Fund’s Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Fund	Original Shares	New Shares
BlackRock Advantage Large Cap Core Fund	Service	Investor A
BlackRock Advantage Large Cap Growth Fund	Service	Investor A
BlackRock Advantage Large Cap Value Fund	Service	Investor A
BlackRock Advantage Small Cap Growth Fund	Service	Investor A
BlackRock Core Bond Portfolio	Service	Investor A
BlackRock Energy Opportunities Fund	Service	Investor A
BlackRock GNMA Portfolio	Service	Investor A
BlackRock Inflation Protected Bond Portfolio	Service	Investor A
BlackRock International Dividend Fund	Service	Investor A
BlackRock Low Duration Bond Portfolio	Service	Investor A
BlackRock U.S. Government Bond Portfolio	Service	Investor A

Effective upon the conversion of the Original Shares to the New Shares, all references to the Original Shares in each Fund’s Statement of Additional Information are hereby deleted.

Shareholders should retain this Supplement for future reference.

PR2SAI-SVC11-0321SUP